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American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-5475, ext. 8

Form Of

Selling Group Agreement

Ladies and Gentlemen:

We have entered into a principal underwriting agreement with each Fund in The American Funds group (Funds) under which we are appointed exclusive agent for the sale of shares.  As such agent we offer to sell to you as a member of a Selling Group, shares of the Funds as are qualified for sale in your state, on the terms set forth below.  We are acting as an underwriter within the meaning of the applicable rules of the NASD.  In addition, we are the distributor of CollegeAmerica (Program), a college savings program as described in Section 529 of the Internal Revenue Code.

1.    Authorization to Sell
You are to offer and sell shares only at the regular public price currently determined by the respective Funds in the manner described in their offering Prospectuses. This Agreement on your part runs to us and to the respective Funds and is for the benefit of and enforceable by each. The offering Prospectuses and this Agreement set forth the terms applicable to members of the Selling Group and all other representations or documents are subordinate.  You understand that Class 529 shares of the Funds are available only as underlying investments through the Program.

2.    Compensation on Sales of Class A Shares and Class 529-A Shares

a.
Category 1 Funds. On sales of Class A shares and Class 529-A shares of Funds listed in Category 1 on the attached Schedule A that are accepted by us and for which you are responsible, you will be paid dealer concessions as follows:

	Concession as	Sales Charge
	Percentage of	as Percentage
Purchases	Offering Price	of Offering Price
Less than $25,000	5.00%	5.75%
$25,000 but less than $50,000	4.25%	5.00%
$50,000 but less than $100,000	3.75%	4.50%
$100,000 but less than $250,000	2.75%	3.50%
$250,000 but less than $500,000	2.00%	2.50%
$500,000 but less than $750,000	1.60%	2.00%
$750,000 but less than $1,000,000	1.20%	1.50%
$1,000,000 or more	See below	None

b.
Category 2 Funds. On sales of Class A shares and Class 529-A shares of Funds listed in Category 2 on the attached Schedule A that are accepted by us and for which you are responsible, you will be paid the same dealer concessions indicated above except as follows:

	Concession as	Sales Charge
	Percentage of	as Percentage
Purchases	Offering Price	of Offering Price
Less than $100,000	3.00%	3.75%

c.   Category 3 Funds. On sales of Class A shares and Class 529-A shares of Funds listed in Category 3 on the attached Schedule
A that are accepted by us and for which you are responsible, you will be paid dealer concessions as follows:

	Concession as	Sales Charge
	Percentage of	as Percentage
Purchases	Offering Price	of Offering Price
Less than $500,000	2.00%	2.50%
$500,000 but less than $750,000	1.60%	2.00%
$750,000 but less than $1 million	1.20%	1.50%
$1 million or more	See Agreement	None

d.	Category 4 Funds. On sales of Class A shares and Class 529-A shares of the Funds listed in Category 4 on the attached Schedule A no dealer concessions will be paid.

e.
If you initiate and are responsible for sales of Class A shares and Class 529-A shares, a) amounting to $1 million or more, b) made to employer-sponsored defined contribution-type retirement plans that qualify to invest at net asset value under the terms of the Fund Prospectuses, or c) made at net asset value to endowments and foundations with assets of $50 million or more, you will be paid a dealer concession of 1.00% on sales to $4 million, plus 0.50% on amounts over $4 million up to $10 million, plus 0.25% on amounts over $10 million. No dealer concessions are paid on any other sales of shares at net asset value, except that concessions may be paid to dealers on their sales of fund shares to accounts managed by affiliates of The Capital Group Companies, Inc. as set forth in this Agreement.  Sales of shares of Washington Mutual Investors Fund below $1 million made in connection with certain accounts established before September 1, 1969 are subject to reduced concessions and sales charges as described in the Washington Mutual Investors Fund Prospectus.  With respect to sales of shares of any tax-exempt fund, the concession schedule for sales of shares to endowments and foundations or retirement plans of organizations with assets of $50 million or more is inapplicable.  The schedules of sales charges above apply to single purchases, concurrent purchases of two or more of the Funds (except those listed in Category 4 on the attached Schedule A), and purchases made under a statement of intention and pursuant to the right of accumulation, both of which are described in the Prospectuses.

3.    Ongoing Service Fees for Class A, Class 529-A, Class B and Class 529-B Shares
We are also authorized to pay you continuing service fees each quarter with respect to the Class A, Class 529-A, Class B and Class 529-B shares of all the Funds to promote selling efforts and to compensate you for providing certain services to your clients, subject to your compliance with the following terms, which may be revised by us from time to time.  Your eligibility to continue receiving this compensation will be evaluated periodically, and your failure to comply with the terms below may result in our discontinuing service fee payments to you.  Initial qualification does not assure continued participation, and this service fee program may be amended or terminated by us at any time as indicated below.

a.	You agree to cooperate as requested with programs that we provide to enhance shareholder service. You also agree to assume an active role in providing shareholder services such as processing purchase and redemption transactions, establishing shareholder accounts, and providing certain information and assistance with respect to the Funds.  Redemption levels of shareholder accounts assigned to you will be considered in evaluating your continued participation in this service fee program.

b.	You agree to support our marketing efforts by granting reasonable requests for visits to your offices by our wholesalers.

c.	You agree to assign an individual to each shareholder account on your books and to reassign the account should that individual no longer be assigned to the account. You agree to instruct each such individual to regularly contact shareholders having accounts so assigned.

d.
You agree to pass through either directly or indirectly to the individual(s) assigned to such accounts a share of the service fees paid to you pursuant to this Agreement.  You recognize that the service fee is intended to compensate the individual for providing, and encourage the individual to continue to provide, service to the account holder.

e.
You acknowledge that (i) all service fee payments are subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time, (ii) in order to receive a service fee for a particular quarter, the fee must amount to at least $100, and (iii) no service fees will be paid on shares purchased under the net asset value purchase privilege as described in the Funds’ statements of additional information.

f.
On Class A, Class 529-A, Class B and Class 529-B shares of Funds listed in Category 1, Category 2,  and Category 3 on the attached Schedule A, we will pay you a quarterly service fee at the following annual rates, based on the average daily net asset value of Class A, Class 529-A, Class B and Class 529-B shares, respectively, that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made:

Annual Service Fee Rate
Shares with a first anniversary of purchase before 7-1-88*	0.15%
Shares with a first anniversary of purchase on or after 7-1-88	0.25%
Shares of state-specific tax-exempt funds	0.25%

g.
On Class A, Class 529-A, Class B and Class 529-B shares of Funds listed in Category 4 on the attached Schedule A, we will pay you a quarterly service fee at the following annual rates, based on the average daily net asset value of Class A, Class 529-A, Class B and Class 529-B shares, respectively, that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made:

Annual Service Fee Rate
All Shares	0.15%

h.   Notwithstanding anything to the contrary in the Agreement, on Class A, Class 529-A, Class B and Class 529-B shares of Short-Term Bond Fund of America and Class A and Class B shares of American Funds Short-Term Tax-Exempt Bond Fund, we will pay you a quarterly service fee at the following annual rates, based on the average daily net asset value of Class A, Class 529-A, Class B and Class 529-B shares, respectively, that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made:

Annual Service Fee Rate
All Shares	0.15%

* Except U.S. Government Securities Fund, which pays service fees at the 0.25% rate on all shares held at least 12 months.

4.    Compensation on Sales of Class C Shares and Class 529-C Shares
a.
On sales of Class C shares and Class 529-C shares of Funds listed in Category 1, Category 2 and Category 3 on the attached Schedule A that are accepted by us and for which you are responsible, we will pay you:

• a dealer concession of 0.75% of the amount invested, plus
• an immediate service fee of 0.25% of the amount invested.

b.
In addition, we will pay you ongoing compensation on a quarterly basis at the annual rate of 1.00% of the average daily net asset value of Class C shares and Class 529-C shares of Funds listed in Category 1, Category 2, Category 3 and Category 4 on the attached Schedule A that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made.  The payment of this ongoing compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time.

5.    Compensation on Sales of Class 529-E Shares
We will pay you ongoing compensation on a quarterly basis at the annual rate of 0.50% of the average daily net asset value of Class 529-E shares of Funds listed in Category 1, Category 2, Category 3 and Category 4 on the attached Schedule A that are held in an account assigned to you at the end of the quarter for which payment is made.  The payment of this ongoing compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time.

6.    Retirement Plan Share Classes (R shares) and Account Options (for retirement plans only)
a.
We will pay you ongoing compensation on a quarterly basis, at the applicable annual rate set forth below, of the average daily net asset value of R shares of Funds listed in Category 1, Category 2, Category 3 and Category 4 on the attached Schedule A that are held in a retirement plan (Plan) account assigned to you at the end of the quarter for which payment is made.  The payment of this ongoing compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time.  We expect that you will maintain one account for each of your Plan customers on the books of the Funds.

R Share Class	Annual Compensation Rate
Class R-1	1.00%
Class R-2	0.75%
Class R-3	0.50%
Class R-4	0.25%
Class R-5	No compensation paid
Class R-6	No compensation paid

b.
If you hold Plan accounts in an omnibus account (i.e., multiple Plans in one account on the books of the Funds), Plans that are added to the omnibus account after May 15, 2002 may invest only in R shares, and you must execute an Omnibus Addendum to the Selling Group Agreement, which you can obtain by calling our Home Office Service Team at 800/421-5475, extension 8, option 1.

c.
Mutual Funds Sold Through PlanPremier. With respect to sales you make through American Funds’ PlanPremier retirement plan recordkeeping program, we will pay you as servicing dealer ongoing compensation on a quarterly basis, at the applicable annual rate set forth below, of the average daily net asset value of Eligible Plan Assets that are held in a Plan assigned to you at the end of the quarter for which payment is made. For purposes of this Agreement, Eligible Plan Assets mean total Plan Assets (including assets invested in American Funds and other mutual funds or investment options approved for use in PlanPremier), excluding (i) assets held in self-directed brokerage accounts, (ii) employer stock and (iii) any other investment option not approved for use in PlanPremier.  This ongoing compensation will accrue on a calendar-quarter basis.  The payment of this compensation is subject to the limitations contained in each American Funds’ Plan of Distribution and may be varied or discontinued at any time.

Eligible Plan Assets1	Annual Compensation Rate
Eligible Plan Assets that include American Funds Class R-2 Shares	0.65%
Eligible Plan Assets that include American Funds Class R-3 Shares	0.35%
Eligible Plan Assets that include American Funds Class R-4 Shares	0.20%
Eligible Plan Assets that include American Funds Class R-5 Shares	No compensation paid
Eligible Plan Assets that include American Funds Class R-6 Shares	No compensation paid

The compensation described above will take effect with any Plan for which a PlanPremier proposal was generated on or after July 31, 2006. The terms of compensation payable with respect to Plans participating in PlanPremier as of July 30, 2006 will continue unaffected. Plans for which PlanPremier proposals were generated on or before July 30, 2006 will retain the terms of compensation in effect for Plans participating in PlanPremier as of the proposal date so long as the Plan sponsor committed to participating in PlanPremier by December 31, 2006.

Notwithstanding the foregoing, no compensation will be paid on shares of American Funds Money Market Fund held through the PlanPremier program. Payments may resume at a future date, if the fund’s investment adviser determines, in its sole discretion, that the yield on the fund’s portfolio securities supports such payments.

1 American Funds Class R-1 shares are not available to Plans for which a PlanPremier proposal is generated on or after July 31, 2006.

7.    Order Processing
Any order by you for the purchase of shares of the respective Funds through us shall be accepted at the time when it is received by us (or any clearing house agency that we may designate from time to time), and at the offering and sale price next determined, unless rejected by us or the respective Funds.  In addition to the right to reject any order, the Funds have reserved the right to withhold shares from sale temporarily or permanently. We will not accept any order from you that is placed on a conditional basis or subject to any delay or contingency prior to execution.  The procedures relating to the handling of orders shall be subject to instructions that we shall forward from time to time to all members of the Selling Group.  The shares purchased will be issued by the respective Funds only against receipt of the purchase price, in collected New York or Los Angeles Clearing House funds subject to deduction of all concessions on such sale (reallowance of any concessions to which you are entitled on purchases at net asset value will be paid through our direct purchase concession system).  If payment for the shares purchased is not received within three days after the date of confirmation the sale may be cancelled forthwith, by us or by the respective Funds, without any responsibility or liability on our part or on the part of the Funds, and we and/or the respective Funds may hold you responsible for any loss, expense, liability or damage, including loss of profit suffered by us and/or the respective Funds, resulting from your delay or failure to make payment as aforesaid.

8.    Timeliness of Submitting Orders
You are obliged to date and indicate the time of receipt of all orders you receive from your customers and to transmit promptly all orders to us in time to provide for processing at the price next determined after receipt by you, in accordance with the Prospectuses.  You are not to withhold placing with us orders received from any customers for the purchase of shares.  You shall not purchase shares through us except for the purpose of covering purchase orders already received by you, or for your bona fide investment.

9.    Repurchase of Shares
If any share is repurchased by any of the Funds or is tendered thereto for redemption within seven business days after confirmation by us of the original purchase order from you for such security, you shall forthwith refund to us the full concessions paid to you on the original sale.

10.  Processing Redemption Requests
You shall not purchase any share of any of the Funds from a record holder at a price lower than the net asset value next determined by or for the Funds’ shares.  You shall, however, be permitted to sell any shares for the account of a shareholder of the Funds at the net asset value currently quoted by or for the Funds’ shares, and may charge a fair service fee for handling the transaction provided you disclose the fee to the record owner.

11.  Prospectuses and Marketing Materials
We shall furnish you without charge reasonable quantities of offering Prospectuses (including any supplements currently in effect), current shareholder reports of the Funds, and sales materials issued by us from time to time.  In the purchase of shares through us, you are entitled to rely only on the information contained in the offering Prospectus(es).  You may not publish any advertisement or distribute sales literature or other written material to the public that makes reference to us or any of the Funds (except material that we furnished to you) without our prior written approval.

12.  Effect of Prospectus
This Agreement is in all respects subject to statements regarding the sale and repurchase or redemption of shares made in offering Prospectuses of the Funds, and to the applicable Rules of the NASD, which shall control and override any provision to the contrary in this Agreement.

13.  Relationship of Parties
You shall make available shares of the Funds only through us.  In no transaction (whether of purchase or sale) shall you have any authority to act as agent for, partner of, or participant in a joint venture with us or with the Funds or any other entity having either a Selling Group Agreement or other Agreement with us.

14. State Securities Qualification
We act solely as agent for the Funds and are not responsible for qualifying the Funds or their shares for sale in any jurisdiction.  Upon written request we will provide you with a list of the jurisdictions in which the Funds or their shares are qualified for sale.
We also are not responsible for the issuance, form, validity, enforceability or value of Fund shares.

15. Representations
a.
You represent that (a) you are a properly registered or licensed broker or dealer under applicable federal and state securities laws and regulations and are complying with and will continue to comply with all applicable federal and state laws, rules and regulations, (b) you are a member of FINRA, (c) your membership with FINRA is not currently suspended or terminated and (d) to the extent you offer any Class 529 shares, you are properly registered to offer such shares. You agree to notify us immediately in writing if any of the foregoing representations ceases to be true to a material extent.

b.
We represent that (a) we are acting as an underwriter within the meaning of the applicable rules of the NASD and are complying with and will continue to comply with all applicable federal and state laws, rules and regulations, (b) we are a member of FINRA and (c) our membership with FINRA is not currently suspended or terminated.   We agree to notify you immediately in writing if any of the foregoing representations ceases to be true to a material extent.

c.
Each party to this Agreement represents that it will comply with all applicable laws, including applicable state privacy laws. Each party agrees to notify the other party immediately in writing if the foregoing representation ceases to be true to a material extent.

16.  Confidentiality
Each party to this Agreement agrees to maintain all information received from the other party pursuant to this Agreement in confidence, and each party agrees not to use any such information for any purpose, or disclose any such information to any person, except as permitted by applicable laws, rules and regulations.  This provision shall survive the termination of this Agreement.

17. Termination
Either of us may cancel this Agreement at any time by written notice to the other.

18.  Notices
All communications to us should be sent to the following address:

American Funds Distributors, Inc.
Attn: HOST Control – Contract Administration Team
3500 Wiseman Boulevard
San Antonio, TX 78251-4321
Telephone No.: 800/421-5475, option 8
Facsimile No.: 210/474-4088

Any notice to you shall be duly given if mailed or sent by overnight courier to you at the address specified by you below.

19. Miscellaneous

a.
Payments of 12b-1 fees to you for payment to your financial advisers in respect of American Funds Money Market Fund are currently suspended.  Payments may resume at a future date, if the fund’s investment adviser determines, in its sole discretion, that the yield on the fund’s portfolio securities supports such payments.

b.
We reserve the right not to pay any compensation more than six (6) months in arrears in respect of accounts and/or assets that were not timely identified as eligible for compensation pursuant to this Agreement.

*           *           *           *           *

Execute this Agreement in duplicate and return one of the duplicate originals to us for our file.  This Agreement (i) may be amended by notification from us and orders received following such notification shall be deemed to be an acceptance of any such amendment and (ii) shall be construed in accordance with the laws of the State of California.

Very truly yours,
American Funds Distributors, Inc.

______________________________
 By

 Accepted

______________________________
        Firm

 By______________________________
             Officer or Partner

______________________________
             Print Name

______________________________
             Title

 Address:

______________________________
______________________________

 Date:

______________________________

Schedule A
July 10, 2009
(supersedes all previous versions of Schedule A – last version dated May 1, 2009)
	A	B	C	529-A	529-B	529-C	529-E	R-1	R-2	R-3	R-4	R-5	R-6
Category 1
AMCAP Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
American Balanced Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
American Funds Target Date Retirement Series	●	na	na	na	na	na	na	●	●	●	●	●	●
American Mutual Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
Capital Income Builder	●	e	●	●	e	●	●	●	●	●	●	●	●
Capital World Growth and Income Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
EuroPacific Growth Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
Fundamental Investors	●	e	●	●	e	●	●	●	●	●	●	●	●
Growth Fund of America	●	e	●	●	e	●	●	●	●	●	●	●	●
Income Fund of America	●	e	●	●	e	●	●	●	●	●	●	●	●
International Growth and Income Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
Investment Company of America	●	e	●	●	e	●	●	●	●	●	●	●	●
New Economy Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
New Perspective Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
New World Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
SMALLCAP World Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
Washington Mutual Investors Fund	●	e	●	●	e	●	●	●	●	●	●	●	●

Category 2
American High-Income Trust	●	e	●	●	e	●	●	●	●	●	●	●	●
American High-Income Municipal Bond Fund	●	e	●	na	na	na	na	na	na	na	na	na	na
Bond Fund of America	●	e	●	●	e	●	●	●	●	●	●	●	●
Capital World Bond Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
Tax-Exempt Bond Fund of America	●	e	●	na	na	na	na	na	na	na	na	na	na
Tax-Exempt Fund of California	●	e	●	na	na	na	na	na	na	na	na	na	na
Tax-Exempt Fund of Maryland	●	e	●	na	na	na	na	na	na	na	na	na	na
Tax-Exempt Fund of Virginia	●	e	●	na	na	na	na	na	na	na	na	na	na
U.S. Government Securities Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
Category 3
American Funds Short-Term Tax-Exempt Bond Fund	●	na	e	na	na	na	na	na	na	na	na	na	na
Intermediate Bond Fund of America	●	e	e	●	e	e	●	●	●	●	●	●	●
Limited Term Tax-Exempt Bond Fund of America	●	e	e	na	na	na	na	na	na	na	na	na	na
Short-Term Bond Fund of America	●	e	e	●	e	e	●	●	●	●	●	●	●

Category 4
American Funds Money Market Fund	●	e	e	●	e	e	●	●	●	●	●	●	●

Class F-1, Class F-2 and Class 529-F-1 shares are available pursuant to a separate agreement.
●	Share class is available
e	Share class is available for exchanges only
na	Share class is not available

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-9900, ext. 4

November 2010

To Our Dealer Friends,

As you may know, shares of two new funds in the American Funds family, American Funds Mortgage Fund and American Funds Tax-Exempt Fund of New York, will be available for sale to the public beginning December 1, 2010. American Funds Mortgage Fund is designed to provide current income and capital preservation by investing primarily in mortgage-related securities that are sponsored or guaranteed by the U.S. government. American Funds Tax-Exempt Fund of New York is designed to provide current income exempt from regular federal, New York State and New York City income taxes by investing in securities that are exempt from such taxes. The fund’s secondary objective is preservation of capital.

As you may also be aware, Class C shares of American Funds automatically convert to Class F-1 shares during the month of the 10th anniversary of their purchase date. American Funds introduced Class C shares in March 2001, so these conversions will start in March 2011. Note that Class 529-C shares do not convert. Because Class F-1 shares are intended for fee-based advisory accounts, Class C shares that convert to Class F-1 shares are deemed to be “hold only” unless the assets transfer to an advisory program. Class F-1 “hold only” shares can be exchanged between funds, but no new purchases are permitted. These shares are eligible for an ongoing service fee of 0.25%.

Your current Selling Group Agreement (the “Agreement”) with American Funds Distributors contemplates the provision of shareholder services to your clients.  We are adding language to the Agreement to enumerate certain services which may be provided by you in consideration of the service fees paid under the Agreement. The language is not intended to require you to provide these specific services to your clients.

The purpose of this notice is to amend your Agreement to reflect these changes.

In consideration of the foregoing, the Agreement is amended as follows:

1.	The following paragraph is added to the Agreement:

Compensation on Class F-1 shares

On Class F-1 shares of the Funds that were converted from Class C shares of the Funds or that were transferred to you and not held in a fee-based program, we will pay you ongoing compensation on a quarterly basis at the annual rate of 0.25% of the average daily net asset value of Class F-1 shares of the Funds listed in Category 1, Category 2, Category 3 and Category 4 on the attached Schedule A that are held in an account assigned to you at the end of the quarter for which payment is made. The payment of this ongoing compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time. You may not purchase Class F-1 shares of the Funds unless you have executed a separate agreement allowing for the purchase of Class F-1 shares. In addition, no fees shall be payable on Class F-1 shares pursuant to this Agreement if you have executed  a separate agreement allowing for the purchase of Class F-1 shares.

2.	Under the heading “Ongoing Service Fees for Class A, Class 529-A, Class B and Class 529-B Shares,” the following provisions are amended and restated as follows:

a.
You agree to cooperate as requested with programs that we provide to enhance shareholder service. You also agree to assume an active role in providing investment-related services, examples of which may include creating an investment plan, conducting periodic investment reviews, evaluating client investment needs, etc., as well as to encourage your representatives to supplement your provision of shareholder account-related services such as processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the Funds. Redemption levels of shareholder accounts assigned to you will be considered in evaluating your continued participation in this service fee program.

b.	You agree to support our marketing and servicing efforts by granting reasonable requests for visits to your offices by our wholesalers.

3.	The following paragraph is added to the Agreement:

The ongoing compensation provided in this Agreement is paid in consideration of you providing ongoing investment-related services, examples of which may include creating an investment plan, conducting periodic investment reviews, evaluating client investment needs, etc., as well as encouraging your representatives to supplement your provision of shareholder account-related services such as processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the Funds.

4.	The existing Schedule A to the Agreement is replaced in its entirety by the new Schedule A attached hereto.

*           *           *           *           *

The Agreement remains unchanged in all other respects. Any order for Fund shares received by us beginning December 1, 2010 shall be deemed an acceptance of this amendment to your Agreement.

Cordially,

Kevin G. Clifford
President

Schedule A
December 1, 2010
(supersedes all previous versions of Schedule A – last version dated July 10, 2009)
	A	B	C	F-1	529-A	529-B	529-C	529-E	R-1	R-2	R-3	R-4	R-5	R-6
Category 1
AMCAP Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Balanced Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Target Date Retirement Series	●	na	na	e	na	na	na	na	●	●	●	●	●	●
American Mutual Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital Income Builder	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital World Growth and Income Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
EuroPacific Growth Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Fundamental Investors	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Growth Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Income Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
International Growth and Income Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Investment Company of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The New Economy Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
New Perspective Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
New World Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
SMALLCAP World Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Washington Mutual Investors Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Category 2
American Funds Mortgage Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Tax-Exempt Fund of New York	●	e	●	e	na	na	na	na	na	na	na	na	na	na
American High-Income Municipal Bond Fund	●	e	●	e	na	na	na	na	na	na	na	na	na	na
American High-Income Trust	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Bond Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital World Bond Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Tax-Exempt Bond Fund of America	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of California	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Maryland	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Virginia	●	e	●	e	na	na	na	na	na	na	na	na	na	na
U.S. Government Securities Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Category 3
American Funds Short-Term Tax-Exempt Bond Fund	●	e	e	e	na	na	na	na	na	na	na	na	na	na
Intermediate Bond Fund of America	●	e	e	e	●	e	e	●	●	●	●	●	●	●
Limited Term Tax-Exempt Bond Fund of America	●	e	e	e	na	na	na	na	na	na	na	na	na	na
Short-Term Bond Fund of America	●	e	e	e	●	e	e	●	●	●	●	●	●	●
Category 4
American Funds Money Market Fund	●	e	e	e	●	e	e	●	●	●	●	●	●	●

Class F-1, Class F-2 and Class 529-F-1 shares are available for purchase pursuant to a separate agreement.

●	Share class is available
e	Share class is available for exchanges only
na	Share class is not available

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-9900, ext. 4

January 2011

To Our Dealer Friends,

As you may know, shares of our newest fund in the American Funds family, American Funds Global Balanced Fund, will be available for sale to the public beginning February 1, 2011.  American Funds Global Balanced Fund is designed to provide long-term growth of capital, conservation of principal and current income by investing in equity and debt securities around the world that offer the opportunity for growth and/or provide dividend income.  The Fund will invest a significant portion of its assets in securities of issuers domiciled outside the United States, including issuers domiciled in emerging market countries.

The purpose of this notice is to amend your Selling Group Agreement (the “Agreement”) with American Funds Distributors, Inc. to reflect the addition of American Funds Global Balanced Fund.

In consideration of the foregoing, the Agreement is amended as follows, effective February 1, 2011:

1.	The existing Schedule A to the Agreement is replaced in its entirety by the new Schedule A attached hereto.

*    *    *    *    *

The Agreement remains unchanged in all other respects.  Any order for Fund shares received by us beginning February 1, 2011 shall be deemed an acceptance of this amendment to your Agreement.

Cordially,

Kevin G. Clifford
President

Schedule A
February 1, 2011
(supersedes all previous versions of Schedule A – last version dated December 1,  2010)
	A	B	C	F-1	529-A	529-B	529-C	529-E	R-1	R-2	R-3	R-4	R-5	R-6
Category 1
AMCAP Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Balanced Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Global Balanced Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Target Date Retirement Series	●	na	na	e	na	na	na	na	●	●	●	●	●	●
American Mutual Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital Income Builder	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital World Growth and Income Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
EuroPacific Growth Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Fundamental Investors	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Growth Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Income Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
International Growth and Income Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Investment Company of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The New Economy Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
New Perspective Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
New World Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
SMALLCAP World Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Washington Mutual Investors Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Category 2
American Funds Mortgage Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Tax-Exempt Fund of New York	●	e	●	e	na	na	na	na	na	na	na	na	na	na
American High-Income Municipal Bond Fund	●	e	●	e	na	na	na	na	na	na	na	na	na	na
American High-Income Trust	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Bond Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital World Bond Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Tax-Exempt Bond Fund of America	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of California	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Maryland	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Virginia	●	e	●	e	na	na	na	na	na	na	na	na	na	na
U.S. Government Securities Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Category 3
American Funds Short-Term Tax-Exempt Bond Fund	●	e	e	e	na	na	na	na	na	na	na	na	na	na
Intermediate Bond Fund of America	●	e	e	e	●	e	e	●	●	●	●	●	●	●
Limited Term Tax-Exempt Bond Fund of America	●	e	e	e	na	na	na	na	na	na	na	na	na	na
Short-Term Bond Fund of America	●	e	e	e	●	e	e	●	●	●	●	●	●	●
Category 4
American Funds Money Market Fund	●	e	e	e	●	e	e	●	●	●	●	●	●	●

Class F-1, Class F-2 and Class 529-F-1 shares are available for purchase pursuant to a separate agreement.

●	Share class is available
e	Share class is available for exchanges only
na	Share class is not available

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-5475, ext. 8

Form Of Bank/Trust Company Selling Group Agreement

Ladies and Gentlemen:

We have entered into a principal underwriting agreement with each Fund in The American Funds Group (Funds) under which we are appointed exclusive agent for the sale of shares.  You have indicated that you wish to act as agent for your customers in connection with the purchase, sale and redemption of shares of the Funds as are qualified for sale in your state.  We agree to honor your request, subject to the terms set forth below.  In addition, we are the distributor of CollegeAmerica (Program), a college savings program as described in Section 529 of the Internal Revenue Code.

1.   Authorization
a.
In placing orders for the purchase and sale of shares of the Funds, you will be acting as agent for your customers.  We shall execute transactions for each of your customers only upon your authorization, at the regular public price currently determined by the respective Funds in the manner described in their offering Prospectuses. The offering Prospectuses and this Agreement set forth the terms applicable to sales of shares of the Funds through you and all other representations or documents are subordinate.  You understand that

(i)	Class 529 shares of the Funds are available only as underlying investments through the Program,
(ii)	Class F shares are available only pursuant to a Bank/Trust Company Class F Share Participation Agreement,
(iii)
Employer-sponsored retirement plans that are not currently invested in Class A shares and that wish to invest without a sales charge are not eligible to purchase Class A shares.  Such plans may invest only in Class R shares,

(iv)
You may not make available to your clients (Client), Class B, Class C, Class 529-B or Class 529-C shares until you have demonstrated to our affiliate, American Funds Service Company, that you have the appropriate systems in place to assess the contingent deferred sales charge associated with those share classes, and

(v)
Unless otherwise permitted under this Agreement or any other Agreement with us, you may not maintain any non-retirement accounts for your Clients in an omnibus account (i.e., multiple Client accounts in one account on the books of the Funds).

b.
If your firm is providing trading and custodial services to other banks and the Client purchasing Shares is a client of another bank, you may not facilitate those transactions unless you (i) disclose the identity of the underlying bank representing that client, and (ii) have verified with us that the introducing bank has executed an agreement with us.  You shall also disclose the identity of any introducing intermediary (for example, broker, consultant, or registered investment adviser) involved in any transaction that you facilitate.  The required disclosures shall be made in such format as we mutually agree.

2.   Compensation on Sales of Class A Shares and Class 529-A Shares

a.
Category 1 Funds: On each purchase order for Class A shares and Class 529-A shares of Funds listed in Category 1 on the attached Schedule A that is accepted by us and for which you are responsible, you will be paid compensation as follows:

	Compensation as	Sales Charge
	Percentage of	as Percentage
Purchases	Offering Price	of Offering Price
Less than $25,000	5.00%	5.75%
$25,000 but less than $50,000	4.25%	5.00%
$50,000 but less than $100,000	3.75%	4.50%
$100,000 but less than $250,000	2.75%	3.50%
$250,000 but less than $500,000	2.00%	2.50%
$500,000 but less than $750,000	1.60%	2.00%
$750,000 but less than $1,000,000	1.20%	1.50%
$1,000,000 or more	See below	None

b.
Category 2 Funds: On each purchase order for Class A shares and Class 529-A shares of Funds listed in Category 2 on the attached Schedule A that is accepted by us and for which you are responsible, you will be paid the same compensation indicated above except as follows:

	Compensation as	Sales Charge
	Percentage of	as Percentage
Purchases	Offering Price	of Offering Price
Less than $100,000	3.00%	3.75%

d.
Category 3 Funds. On each purchase order for Class A shares and Class 529-A shares of Funds listed in Category 3 on the attached Schedule A, that are accepted by us and for which you are responsible, you will be paid compensation as follows:

	Compensation as	Sales Charge
	Percentage of	as Percentage
Purchases	Offering Price	of Offering Price
Less than $500,000	2.00%	2.50%
$500,000 but less than $750,000	1.60%	2.00%
$750,000 but less than $1 million	1.20%	1.50%
$1 million or more	See Agreement	None

d.	Category 4 Funds. On sales of Class A shares and Class 529-A shares of Funds listed in Category 4 on the attached Schedule A, no compensation will be paid.

e.
For purchase orders of Class A shares and Class 529-A shares for which you are responsible, a) amounting to $1 million or more, b) made at net asset value to endowments and foundations with assets of $50 million or more, you will be paid compensation of 1.00% on sales to $4 million, plus 0.50% on amounts over $4 million up to $10 million, plus 0.25% on amounts over $10 million. No compensation is paid on any other sales of shares at net asset value, except that compensation may be paid on sales of fund shares to accounts managed by affiliates of The Capital Group Companies, Inc. as set forth in this Agreement.  Sales of shares of Washington Mutual Investors Fund below $1 million made in connection with certain accounts established before September 1, 1969 are subject to reduced compensation and sales charges as described in the Washington Mutual Investors Fund Prospectus.  With respect to sales of shares of any tax-exempt fund, the compensation schedule for sales of shares to endowments and foundations or retirement plans of organizations with assets of $50 million or more is inapplicable.  The schedules of sales charges above apply to single purchases, concurrent purchases of two or more of the Funds (except those listed in Category 4 on the attached Schedule A), and purchases made under a statement of intention and pursuant to the right of accumulation, both of which are described in the Prospectuses.

3.   Ongoing Service Fees for Class A, Class 529-A, Class B and Class 529-B Shares

We are also authorized to pay you continuing service fees each quarter with respect to the Class A, Class 529-A, Class B and Class 529-B shares of all the Funds to compensate you for providing certain services to your clients, subject to your compliance with the following terms, which may be revised by us from time to time. Your eligibility to continue receiving this compensation will be evaluated periodically, and your failure to comply with the terms below may result in our discontinuing service fee payments to you.  Initial qualification does not assure continued participation, and this service fee program may be amended or terminated by us at any time as indicated below.

a.	You agree to cooperate as requested with programs that we provide to enhance shareholder service. You also agree to assume an active role in providing shareholder services such as processing purchase and redemption transactions, establishing shareholder accounts, and providing certain information and assistance with respect to the Funds.  Redemption levels of shareholder accounts assigned to you will be considered in evaluating your continued participation in this service fee program.

b.	You agree to support our marketing efforts by granting reasonable requests for visits to your offices by our wholesalers.

c.	You agree to assign an individual to each shareholder account on your books and to reassign the account should that individual no longer be assigned to the account. You agree to instruct each such individual to regularly contact shareholders having accounts so assigned.

d.
You agree to pass through either directly or indirectly to the individual(s) assigned to such accounts a share of the service fees paid to you pursuant to this Agreement.  You recognize that the service fee is intended to compensate the individual for providing, and encourage the individual to continue to provide, service to the account holder.

e.
You acknowledge that (i) all service fee payments are subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time;  and (ii) no service fees will be paid on shares purchased under the net asset value purchase privilege as described in the Funds’ statements of additional information.

f.
On Class A, Class 529-A, Class B and Class 529-B shares of Funds listed in Category 1, Category 2, and Category 3 on the attached Schedule A, we will pay you a quarterly service fee at the following annual rates, based on the average daily net asset value of Class A, Class 529-A, Class B and Class 529-B shares, respectively, that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made:

Annual Service Fee Rate
Shares with a first anniversary of purchase before 7-1-88*	0.15%
Shares with a first anniversary of purchase on or after 7-1-88	0.25%
Shares of state-specific tax-exempt funds	0.25%

g.
On Class A, Class 529-A, Class B and Class 529-B shares of Funds listed in Category 4 on the attached Schedule A, we will pay you a quarterly service fee at the following annual rates, based on the average daily net asset value of Class A, Class 529-A, Class B and Class 529-B shares, respectively, that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made:

Annual Service Fee Rate
All Shares	0.15%

h.    Notwithstanding anything to the contrary in the Agreement, on Class A, Class 529-A, Class B and Class 529-B shares of Short-Term Bond Fund of America and Class A and Class B shares of American Funds Short-Term Tax-Exempt Bond Fund, we will pay you a quarterly service fee at the following annual rates, based on the average daily net asset value of Class A, Class 529-A, Class B and Class 529-B shares, respectively, that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made:

Annual Service Fee Rate
All Shares	0.15%

*Except U.S. Government Securities Fund, which pays service fees at the 0.25% rate on all shares held at least 12 months.

4.   Compensation on Sales of Class C Shares and Class 529-C Shares
a.
On purchase orders for Class C shares and Class 529-C shares of Funds listed in Category 1, Category 2 and Category 3 on the attached Schedule A that are accepted by us and for which you are responsible, we will pay you:

• compensation of 0.75% of the amount invested, plus
• an immediate service fee of 0.25% of the amount invested.

b.
In addition, we will pay you ongoing compensation on a quarterly basis at the annual rate of 1.00% of the average daily net asset value of Class C shares and Class 529-C shares of Funds listed in Category 1, Category 2, Category 3, and Category 4 on the attached Schedule A that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made.  The payment of this ongoing compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time.

5.    Compensation on Sales of Class 529-E Shares
We will pay you ongoing compensation on a quarterly basis at the annual rate of 0.50% of the average daily net asset value  of Class 529-E shares of Funds listed in Category 1, Category 2, Category 3 and Category 4 on the attached Schedule A that are held in an account assigned to you at the end of the quarter for which payment is made.  The payment of this ongoing compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time.

6.   Retirement Plan Share Classes (R shares) and Account Options (for retirement plans only)
a.
We will pay you ongoing compensation on a quarterly basis, at the applicable annual rate set forth below, of the average daily net asset value of R shares of Funds listed in Category 1, Category 2, Category 3 and Category 4 on the attached Schedule A that are held in an employer-sponsored retirement plan (Plan) account assigned to you at the end of the quarter for which payment is made.  The payment of this ongoing compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time.  We expect that you will maintain one account for each of your Plan customers on the books of the Funds.

R Share Class	Annual Compensation Rate
Class R-1	1.00%
Class R-2	0.75%
Class R-3	0.50%
Class R-4	0.25%
Class R-5	No compensation paid
Class R-6	No compensation paid

b.
If you hold Plan accounts in an omnibus account (i.e., multiple Plans in one account on the books of the Funds), the Plans may invest only in R shares, and you may be required to execute an Omnibus Addendum to the Bank/Trust Selling Group Agreement, which you can obtain by calling our Home Office Service Team at 800/421-5475, extension 8.

c.
Mutual Funds Sold Through PlanPremier. With respect to sales you make through American Funds’ PlanPremier retirement plan recordkeeping program, we will pay you as servicing dealer ongoing compensation on a quarterly basis, at the applicable annual rate set forth below, of the average daily net asset value of Eligible Plan Assets that are held in a Plan assigned to you at the end of the quarter for which payment is made. For purposes of this Agreement, Eligible Plan Assets mean total Plan Assets (including assets invested in American Funds and other mutual funds or investment options approved for use in PlanPremier), excluding (i) assets held in self-directed brokerage accounts, (ii) employer stock and (iii) any other investment option not approved for use in PlanPremier.  This ongoing compensation will accrue on a calendar-quarter basis.  The payment of this compensation is subject to the limitations contained in each American Funds’ Plan of Distribution and may be varied or discontinued at any time.

Eligible Plan Assets1	Annual Compensation Rate
Eligible Plan Assets that include American Funds Class R-2 Shares	0.65%
Eligible Plan Assets that include American Funds Class R-3 Shares	0.35%
Eligible Plan Assets that include American Funds Class R-4 Shares	0.20%
Eligible Plan Assets that include American Funds Class R-5 Shares	No compensation paid
Eligible Plan Assets that include American Funds Class R-6 Shares	No compensation paid

The compensation described above will take effect with any Plan for which a PlanPremier proposal was generated on or after July 31, 2006. The terms of compensation payable with respect to Plans participating in PlanPremier as of July 30, 2006 will continue unaffected. Plans for which PlanPremier proposals were generated on or before July 30, 2006 will retain the terms of compensation in effect for Plans participating in PlanPremier as of the proposal date so long as the Plan sponsor committed to participating in PlanPremier by December 31, 2006

Notwithstanding the foregoing, no compensation will be paid on shares of American Funds Money Market Fund held through the PlanPremier program. Payments may resume at a future date, if the fund’s investment adviser determines, in its sole discretion, that the yield on the fund’s portfolio securities supports such payments.

1 American Funds Class R-1 shares are not available to Plans for which a PlanPremier proposal is generated on or after July 31, 2006.

7.   Order Processing
Any order by you for the purchase of shares of the respective Funds through us shall be accepted at the time when it is received by us (or any clearinghouse agency that we may designate from time to time), and at the offering and sale price next determined, unless rejected by us or the respective Funds.  In addition to the right to reject any order, the Funds have reserved the right to withhold shares from sale temporarily or permanently. We will not accept any order from you that is placed on a conditional basis or subject to any delay or contingency prior to execution.  The procedure relating to the handling of orders shall be subject to the rules of the National Securities Clearing Corporation (NSCC) and any instructions that we shall forward from time to time to all members of the Selling Group.  The shares purchased will be issued by the respective Funds only against receipt of the purchase price, in collected New York or Los Angeles Clearing House funds subject to deduction of all compensation on such sale (reallowance of any compensation to which you are entitled on purchases at net asset value will be paid through our direct purchase compensation system).  If payment for the shares purchased is not received within the time limits set by the NSCC, the sale may be cancelled forthwith, by us or by the respective Funds, without any responsibility or liability on our part or on the part of the Funds, and we and/or the respective Funds may hold you responsible for any loss, expense, liability or damage, including loss of profit suffered by us and/or the respective Funds, resulting from your delay or failure to make payment as aforesaid.

8.   Timeliness of Submitting Orders
You are obliged to date and indicate the time of receipt of all orders you receive from your customers and to transmit promptly all orders to us in time to provide for processing at the price next determined after receipt by you, in accordance with the Prospectuses.  You are not to withhold placing with us orders received from any customers for the purchase of shares.  You shall not purchase shares through us except for the purpose of covering purchase orders already received by you, or for your bona fide investment.

9.   Repurchase of Shares
If any share is repurchased by any of the Funds or is tendered thereto for redemption within seven business days after confirmation by us of the original purchase order from you for such security, you shall forthwith refund to us the full compensation paid to you on the original sale.

10.  Processing Redemption Requests
You shall not purchase any share of any of the Funds from a record holder at a price lower than the net asset value next determined by or for the Funds’ shares.  You shall, however, be permitted to sell any shares for the account of a shareholder of the Funds at the net asset value currently quoted by or for the Funds’ shares, and may charge a fair service fee for handling the transaction provided you disclose the fee to the record owner.

11.  Prospectuses and Marketing Materials
We shall furnish you without charge reasonable quantities of offering Prospectuses (including any supplements currently in effect) current shareholder reports of the Funds, and sales materials issued by us from time to time.  In the purchase of shares through us, you are entitled to rely only on the information contained in the offering Prospectus(es).  You may not publish any advertisement or distribute sales literature or other written material to the public that makes reference to us or any of the Funds (except material that we furnished to you) without our prior written approval.

12.  Effect of Prospectus
This Agreement is in all respects subject to statements regarding the sale and repurchase or redemption of shares made in offering Prospectuses of the Funds, which shall control and override any provision to the contrary in this Agreement.

13.  Relationship of Parties
You shall make available shares of the Funds only through us.  In no transaction (whether of purchase or sale) shall you have any authority to act as agent for, partner of, or participant in a joint venture with us or with the Funds or any other entity having either a Bank Selling Group Agreement or other Agreement with us.

14. State Securities Qualification
We act solely as agent for the Funds and are not responsible for qualifying the Funds or their shares for sale in any jurisdiction.  Upon written request we will provide you with a list of the jurisdictions in which the Funds or their shares are qualified for sale. We also are not responsible for the issuance, form, validity, enforceability or value of Fund shares.

15.  Representations
a.
You represent that (1) you are (a) a properly registered or licensed broker or dealer under applicable federal and state securities laws and regulations, a member of the Financial Industry Regulatory Authority (FINRA), and your membership with FINRA is not currently suspended or terminated or (b) a "bank" as defined in Section 3(a)(6) of the Securities Exchange Act of 1934 (or other financial institution) and not otherwise required to register as a broker or dealer under such Act or any state laws; (2) you are complying with and will continue to comply with all applicable federal and state laws, rules and regulations; (3) you have received a legal opinion that your receipt of 12b-1 distribution fees will not violate any applicable federal or state laws or regulations, and (4) to the extent you offer any Class 529 shares, you are permitted by applicable law to offer such shares.  You agree to notify us immediately in writing if any of the foregoing representations ceases to be true to a material extent. You also agree that, if you are a bank or other financial institution as set forth above, you will comply with the applicable rules of the NASD, that you will maintain adequate records with respect to your customers and their transactions, and that such transactions will be without recourse against you by your customers.  We recognize that, in addition to applicable provisions of state and federal securities laws, you may be subject to the provisions of other laws governing, among other things, the conduct of activities by federal- and state-chartered and supervised financial institutions and their affiliated organizations.  Because you will be the only entity having a direct relationship with the customer in connection with securities purchases hereunder, you will be responsible in that relationship for insuring compliance with all applicable federal and state laws, rules and regulations relating to securities purchases hereunder.

b.
We represent that (1) we are acting as an underwriter within the meaning of the applicable rules of the NASD and are complying with and will continue to comply with all applicable federal and state laws, rules and regulations, (2) we are a member of FINRA and (3) our membership with FINRA is not currently suspended or terminated.  We agree to notify you immediately in writing if any of the foregoing representations ceases to be true to a material extent.

c.
Each party to this Agreement represents that it will comply with all applicable laws, including applicable state privacy laws. Each party agrees to notify the other party immediately in writing if the foregoing representation ceases to be true to a material extent.

16.  Confidentiality
Each party to this Agreement agrees to maintain all information received from the other party pursuant to this Agreement in confidence, and each party agrees not to use any such information for any purpose, or disclose any such information to any person, except as permitted by applicable laws, rules and regulations.  This provision shall survive the termination of this Agreement.

17.  Termination
Either of us may cancel this Agreement at any time by written notice to the other.

18.  Notices
All communications to us should be sent to the following address:

American Funds Distributors, Inc.
Attn: HOST Control – Contract Administration Team
3500 Wiseman Boulevard
San Antonio, TX 78251-4321
Telephone No.: 800/421-5475, option 8
Facsimile No.: 210/474-4088

Any notice to you shall be duly given if mailed or sent by overnight courier to you at the address specified by you below.

19. Miscellaneous

a.
Payments of 12b-1 fees to you for payment to your financial advisers in respect of American Funds Money Market Fund are currently suspended.  Payments may resume at a future date, if the fund’s investment adviser determines, in its sole discretion, that the yield on the fund’s portfolio securities supports such payments.

b.
We reserve the right not to pay any compensation more than six (6) months in arrears in respect of accounts and/or assets that were not timely identified as eligible for compensation pursuant to this Agreement.

*           *           *           *           *

Execute this Agreement in duplicate and return one of the duplicate originals to us for our file.  This Agreement (i) may be amended by notification from us and orders received following such notification shall be deemed to be an acceptance of any such amendment and (ii) shall be construed in accordance with the laws of the State of California.

Very truly yours,
American Funds Distributors, Inc.

 By
______________________________

 Accepted

______________________________

        Firm

 By
______________________________

             Officer or Partner

______________________________

             Print Name

______________________________

             Title

 Address:

______________________________

______________________________

 Date:

______________________________

Schedule A
July 10, 2009
(supersedes all previous versions of Schedule A – last version dated May 1, 2009)
	A	B	C	529-A	529-B	529-C	529-E	R-1	R-2	R-3	R-4	R-5	R-6
Category 1
AMCAP Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
American Balanced Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
American Funds Target Date Retirement Series	●	na	na	na	na	na	na	●	●	●	●	●	●
American Mutual Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
Capital Income Builder	●	e	●	●	e	●	●	●	●	●	●	●	●
Capital World Growth and Income Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
EuroPacific Growth Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
Fundamental Investors	●	e	●	●	e	●	●	●	●	●	●	●	●
Growth Fund of America	●	e	●	●	e	●	●	●	●	●	●	●	●
Income Fund of America	●	e	●	●	e	●	●	●	●	●	●	●	●
International Growth and Income Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
Investment Company of America	●	e	●	●	e	●	●	●	●	●	●	●	●
New Economy Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
New Perspective Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
New World Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
SMALLCAP World Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
Washington Mutual Investors Fund	●	e	●	●	e	●	●	●	●	●	●	●	●

Category 2
American High-Income Trust	●	e	●	●	e	●	●	●	●	●	●	●	●
American High-Income Municipal Bond Fund	●	e	●	na	na	na	na	na	na	na	na	na	na
Bond Fund of America	●	e	●	●	e	●	●	●	●	●	●	●	●
Capital World Bond Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
Tax-Exempt Bond Fund of America	●	e	●	na	na	na	na	na	na	na	na	na	na
Tax-Exempt Fund of California	●	e	●	na	na	na	na	na	na	na	na	na	na
Tax-Exempt Fund of Maryland	●	e	●	na	na	na	na	na	na	na	na	na	na
Tax-Exempt Fund of Virginia	●	e	●	na	na	na	na	na	na	na	na	na	na
U.S. Government Securities Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
Category 3
American Funds Short-Term Tax-Exempt Bond Fund	●	e	e	na	na	na	na	na	na	na	na	na	na
Intermediate Bond Fund of America	●	e	e	●	e	e	●	●	●	●	●	●	●
Limited Term Tax-Exempt Bond Fund of America	●	e	e	na	na	na	na	na	na	na	na	na	na
Short-Term Bond Fund of America	●	e	e	●	e	e	●	●	●	●	●	●	●

Category 4
American Funds Money Market Fund	●	e	e	●	e	e	●	●	●	●	●	●	●

Class F-1, Class F-2 and Class 529-F-1 shares are available pursuant to a separate agreement.
●	Share class is available
e	Share class is available for exchanges only
na	Share class is not available

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-9900, ext. 4

November 2010

Ladies and Gentlemen,

As you may know, shares of two new funds in the American Funds family, American Funds Mortgage Fund and American Funds Tax-Exempt Fund of New York, will be available for sale to the public beginning December 1, 2010. American Funds Mortgage Fund is designed to provide current income and capital preservation by investing primarily in mortgage-related securities that are sponsored or guaranteed by the U.S. government. American Funds Tax-Exempt Fund of New York is designed to provide current income exempt from regular federal, New York State and New York City income taxes by investing in securities that are exempt from such taxes. The fund’s secondary objective is preservation of capital.

As you may also be aware, Class C shares of American Funds automatically convert to Class F-1 shares during the month of the 10th anniversary of their purchase date. American Funds introduced Class C shares in March 2001, so these conversions will start in March 2011. Note that Class 529-C shares do not convert. Because Class F-1 shares are intended for fee-based advisory accounts, Class C shares that convert to Class F-1 shares are deemed to be “hold only” unless the assets transfer to an advisory program. Class F-1 “hold only” shares can be exchanged between funds, but no new purchases are permitted. These shares are eligible for an ongoing service fee of 0.25%.

Your current Bank/Trust Company Selling Group Agreement (the “Agreement”) with American Funds Distributors contemplates the provision of shareholder services to your clients.  We are adding language to the Agreement to enumerate certain services which may be provided by you in consideration of the service fees paid under the Agreement. The language is not intended to require you to provide these specific services to your clients.

The purpose of this notice is to amend your Agreement to reflect these changes.

In consideration of the foregoing, the Agreement is amended as follows:

1.	The following paragraph is added to the Agreement:

Compensation on Class F-1 shares

On Class F-1 shares of the Funds that were converted from Class C shares of the Funds or that were transferred to you and not held in a fee-based program, we will pay you ongoing compensation on a quarterly basis at the annual rate of 0.25% of the average daily net asset value of Class F-1 shares of the Funds listed in Category 1, Category 2, Category 3 and Category 4 on the attached Schedule A that are held in an account assigned to you at the end of the quarter for which payment is made. The payment of this ongoing compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time. You may not purchase Class F-1 shares of the Funds unless you have executed a separate agreement allowing for the purchase of Class F-1 shares. In addition, no fees shall be payable on Class F-1 shares pursuant to this Agreement if you have executed a separate agreement allowing for the purchase of Class F-1 shares.

2.	Under the heading “Ongoing Service Fees for Class A, Class 529-A, Class B and Class 529-B Shares,” the following provisions are amended and restated as follows:

a.
You agree to cooperate as requested with programs that we provide to enhance shareholder service. You also agree to assume an active role in providing investment-related services, examples of which may include creating an investment plan, conducting periodic investment reviews, evaluating client investment needs, etc., as well as to encourage your representatives to supplement your provision of shareholder account-related services such as processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the Funds. Redemption levels of shareholder accounts assigned to you will be considered in evaluating your continued participation in this service fee program.

b.	You agree to support our marketing and servicing efforts by granting reasonable requests for visits to your offices by our wholesalers.

3.	The following paragraph is added to the Agreement:

The ongoing compensation provided in this Agreement is paid in consideration of you providing ongoing investment-related services, examples of which may include creating an investment plan, conducting periodic investment reviews, evaluating client investment needs, etc., as well as encouraging your representatives to supplement your provision of shareholder account-related services such as processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the Funds.

4.	The existing Schedule A to the Agreement is replaced in its entirety by the new Schedule A attached hereto.

*    *    *    *    *

The Agreement remains unchanged in all other respects. Any order for Fund shares received by us beginning December 1, 2010 shall be deemed an acceptance of this amendment to your Agreement.

Cordially,

Kevin G. Clifford
President

Schedule A
December 1, 2010
(supersedes all previous versions of Schedule A – last version dated July 10, 2009)
	A	B	C	F-1	529-A	529-B	529-C	529-E	R-1	R-2	R-3	R-4	R-5	R-6
Category 1
AMCAP Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Balanced Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Target Date Retirement Series	●	na	na	e	na	na	na	na	●	●	●	●	●	●
American Mutual Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital Income Builder	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital World Growth and Income Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
EuroPacific Growth Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Fundamental Investors	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Growth Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Income Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
International Growth and Income Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Investment Company of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The New Economy Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
New Perspective Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
New World Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
SMALLCAP World Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Washington Mutual Investors Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Category 2
American Funds Mortgage Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Tax-Exempt Fund of New York	●	e	●	e	na	na	na	na	na	na	na	na	na	na
American High-Income Municipal Bond Fund	●	e	●	e	na	na	na	na	na	na	na	na	na	na
American High-Income Trust	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Bond Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital World Bond Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Tax-Exempt Bond Fund of America	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of California	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Maryland	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Virginia	●	e	●	e	na	na	na	na	na	na	na	na	na	na
U.S. Government Securities Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Category 3
American Funds Short-Term Tax-Exempt Bond Fund	●	e	e	e	na	na	na	na	na	na	na	na	na	na
Intermediate Bond Fund of America	●	e	e	e	●	e	e	●	●	●	●	●	●	●
Limited Term Tax-Exempt Bond Fund of America	●	e	e	e	na	na	na	na	na	na	na	na	na	na
Short-Term Bond Fund of America	●	e	e	e	●	e	e	●	●	●	●	●	●	●
Category 4
American Funds Money Market Fund	●	e	e	e	●	e	e	●	●	●	●	●	●	●

Class F-1, Class F-2 and Class 529-F-1 shares are available for purchase pursuant to a separate agreement.
●	Share class is available
e	Share class is available for exchanges only
na	Share class is not available

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-9900, ext. 4

January 2011

Ladies and Gentlemen,

As you may know, shares of our newest fund in the American Funds family, American Funds Global Balanced Fund, will be available for sale to the public beginning February 1, 2011.  American Funds Global Balanced Fund is designed to provide long-term growth of capital, conservation of principal and current income by investing in equity and debt securities around the world that offer the opportunity for growth and/or provide dividend income.  The Fund will invest a significant portion of its assets in securities of issuers domiciled outside the United States, including issuers domiciled in emerging market countries.

The purpose of this notice is to amend your Bank/Trust Company Selling Group Agreement (the “Agreement”) with American Funds Distributors, Inc. to reflect the addition of American Funds Global Balanced Fund.

In consideration of the foregoing, the Agreement is amended as follows, effective February 1, 2011:

1.	The existing Schedule A to the Agreement is replaced in its entirety by the new Schedule A attached hereto.

The Agreement remains unchanged in all other respects.  Any order for Fund shares received by us beginning February 1, 2011 shall be deemed an acceptance of this amendment to your Agreement.

Cordially,

Kevin G. Clifford
President

Schedule A
February 1, 2011
(supersedes all previous versions of Schedule A – last version dated December 1,  2010)
	A	B	C	F-1	529-A	529-B	529-C	529-E	R-1	R-2	R-3	R-4	R-5	R-6
Category 1
AMCAP Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Balanced Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Global Balanced Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Target Date Retirement Series	●	na	na	e	na	na	na	na	●	●	●	●	●	●
American Mutual Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital Income Builder	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital World Growth and Income Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
EuroPacific Growth Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Fundamental Investors	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Growth Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Income Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
International Growth and Income Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Investment Company of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The New Economy Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
New Perspective Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
New World Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
SMALLCAP World Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Washington Mutual Investors Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Category 2
American Funds Mortgage Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Tax-Exempt Fund of New York	●	e	●	e	na	na	na	na	na	na	na	na	na	na
American High-Income Municipal Bond Fund	●	e	●	e	na	na	na	na	na	na	na	na	na	na
American High-Income Trust	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Bond Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital World Bond Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Tax-Exempt Bond Fund of America	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of California	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Maryland	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Virginia	●	e	●	e	na	na	na	na	na	na	na	na	na	na
U.S. Government Securities Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Category 3
American Funds Short-Term Tax-Exempt Bond Fund	●	e	e	e	na	na	na	na	na	na	na	na	na	na
Intermediate Bond Fund of America	●	e	e	e	●	e	e	●	●	●	●	●	●	●
Limited Term Tax-Exempt Bond Fund of America	●	e	e	e	na	na	na	na	na	na	na	na	na	na
Short-Term Bond Fund of America	●	e	e	e	●	e	e	●	●	●	●	●	●	●
Category 4
American Funds Money Market Fund	●	e	e	e	●	e	e	●	●	●	●	●	●	●

Class F-1, Class F-2 and Class 529-F-1 shares are available for purchase pursuant to a separate agreement.
●	Share class is available
e	Share class is available for exchanges only
na	Share class is not available

[logo – American Funds ®]

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-5475, ext. 8

Form Of

Class F Share Participation Agreement

Ladies and Gentlemen:

We have entered into a principal underwriting agreement with each Fund in The American Funds Group (Funds) under which we are appointed exclusive agent for the sale of Class F-1 shares and Class F-2 shares of the Funds (together Shares or Class F shares). You have represented that you maintain a fee-based program(s) or you place trades for your representatives, your affiliates, or third-party broker-dealers that maintain fee-based programs (Program or Programs) under which your or their clients (Clients) may purchase shares of participating open-end investment companies at net asset value.  We are willing to make available to you Shares of the Funds as are qualified for sale in your state for purchase by Clients through the Program(s) identified on Schedule A, subject to the terms and conditions below and the Fund Prospectuses.

1.  Authorization to Sell
You may offer to Clients that are participating in the Program Shares of the Funds only at the regular public price currently determined by the respective Funds in the manner described in their offering Prospectuses. The offering Prospectuses and this Agreement set forth the terms applicable to your making Fund Shares available to your clients and all other representations or documents are subordinate. If you offer Class A shares of the Funds on a load-waived basis pursuant to an Addendum to your American Funds Selling Group Agreement, that Addendum is terminated as to any new accounts effective March 15, 2001.  However, you may continue to offer Class A shares of the Funds on a load-waived basis to accounts existing on March 15, 2001.

2.  Compensation for Sales of Fund Shares
a.
In consideration of your making Class F-1 shares of the Funds available through the Program, we will pay you compensation on a quarterly basis at the annual rate of 0.25% of the average daily net asset value of Class F-1 shares of Funds listed on Schedule A that are held in an account assigned to you. Such fee shall be paid within 30 days following the end of the quarter for which such fees are payable (currently the quarters are February, May, August and November). In order to receive a service fee for a particular quarter, the fee must amount to at least $10. The payment of this compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time. No compensation shall be paid under this Agreement on Class F-2 shares of the Funds.

b.
If you offer American Funds Money Market Fund, you acknowledge and agree that we may discontinue making payments of 12b-1 fees in respect of American Funds Money Market Fund if the fund’s investment adviser determines, in its sole discretion, that the yield on the fund’s portfolio securities does not support such payments. We currently intend to make these payments under this Agreement.

c.
You agree that if you are assigned to an account holding Class F-1 shares of the Funds that were converted from Class C shares of the Funds and those Class F-1 shares are held outside of a Program, you will pass through a portion of the fee paid under this section to the financial adviser associated with the account.

3.  Compensation for Administrative Services
You may be eligible to receive compensation for providing certain administrative services in respect of Shares of the Funds if you meet the requirements of and enter into an Administrative Services Agreement with Capital Research and Management Company.

4.  Order Processing
a.    Any order by you for the purchase of Shares of the respective Funds through us shall be accepted at the time when it is received by us (or any clearing house agency that we may designate from time to time), and at the offering and sale price next determined, unless rejected by us or the respective Funds.  In addition to the right to reject any order, the Funds have reserved the right to withhold Shares from sale temporarily or permanently. We will not accept any order from you that is placed on a conditional basis or subject to any delay or contingency prior to execution. The Shares purchased will be issued by the respective Funds only against receipt of the purchase price, in collected New York or Los Angeles
Clearing House funds.  If payment for the Shares purchased is not received within three days after the date of confirmation the sale may be cancelled, by us or by the respective Funds, without any responsibility or liability on our part or on the part of the Funds.  In such event, we and/or the respective Funds may hold you responsible for any loss, expense, liability or damage, including loss of profit suffered by us and/or the respective Funds resulting from your delay or failure to make payment as aforesaid.

b.	You shall place orders for the purchase and redemption of Shares as described in the Administrative Services Agreement with Capital Research and Management Company.

5.    Timeliness of Submitting Orders
You are obliged to date and indicate the time of receipt of all orders you receive from your clients and to transmit promptly all orders to us in time to provide for processing at the price next determined after receipt by you, in accordance with the Prospectuses.  You are not to withhold placing with us orders received from any customers for the purchase of Shares.  You shall not purchase Shares through us except for the purpose of covering purchase orders already received by you, or for your bona fide investment.

6.    Processing Redemption Requests
You shall not purchase any Share of any of the Funds from a record holder at a price lower than the net asset value next determined by or for the Funds’ Shares.

7.    Prospectuses and Marketing Materials
We shall furnish you without charge reasonable quantities of offering Prospectuses, with any supplements currently in effect, and copies of current shareholder reports of the Funds, and sales materials issued by us from time-to-time.  In the purchase of Shares through us, you are entitled to rely only on the information contained in the offering Prospectus(es).  You may not publish any advertisement or distribute sales literature or other written material to the public that makes reference to us or any of the Funds (except material that we furnished to you) without our prior written approval.

8.    Effect of Prospectus
This Agreement is in all respects subject to statements regarding the sale and repurchase or redemption of Shares made in offering Prospectuses of the Funds, and to the applicable Rules of the NASD, which shall control and override any provision to the contrary in this Agreement.

9.    Relationship of Parties
You shall make available Shares of the Funds only through us.  In no transaction (whether of purchase or sale) shall you have any authority to act as agent for, partner of, or participant in a joint venture with us or with the Funds or any other entity having an Agreement with us.

10.  State Securities Qualification
We act solely as agent for the Funds and are not responsible for qualifying the Funds or their Shares for sale in any jurisdiction.  Upon written request we will provide you with a list of the jurisdictions in which the Funds or their Shares are qualified for sale. We also are not responsible for the issuance, form, validity, enforceability or value of Fund Shares.

11.  Representations
a.
You represent that you are (a)(i) a properly registered or licensed broker or dealer under applicable federal and state securities laws and regulations, (ii) a member of  the Financial Industry Regulatory Authority (FINRA) and (iii) not currently under an order suspending or terminating your membership with FINRA, or (b) an entity that is affiliated with a FINRA-registered broker-dealer firm. You agree to notify us immediately if any of the foregoing representations is no longer true. (The provisions of this section do not apply to a broker or dealer located in a foreign country and doing business outside the jurisdiction of the United States.)

b.
Each party to this Agreement represents that it will comply with all applicable laws, including applicable state privacy laws. Each party agrees to notify the other party immediately in writing if the foregoing representation ceases to be true to a material extent.

12.  Termination
Either of us may cancel this Agreement at any time by written notice to the other.

13.  Notices
All communications to us should be sent to the following address:

American Funds Service Company
Attn: HOST Control – Contract Administration Team
3500 Wiseman Boulevard
San Antonio, TX 78251-4321
Telephone No.: 800/421-5475, option 8
Facsimile No.: 210/474-4088

Any notice to you shall be duly given if mailed or sent by overnight courier to you at the address specified by you below.

14.  Miscellaneous

We reserve the right not to pay any compensation more than six (6) months in arrears in respect of accounts and/or assets that were not timely identified as eligible for compensation pursuant to this Agreement.

*           *           *           *           *

Execute this Agreement in duplicate and return one of the duplicate originals to us for our file.  This Agreement (i) may be amended by notification from us and orders received following such notification shall be deemed to be an acceptance of any such amendment and (ii) shall be construed in accordance with the laws of the State of California.

Very truly yours,
American Funds Distributors, Inc.

 By

______________________________

 Accepted

______________________________

        Firm

 By  ______________________________
             Officer or Partner

______________________________

             Print Name

______________________________

             Title

 Address:

______________________________

______________________________

 Date:

______________________________

SCHEDULE A
July 10, 2009

LIST OF FUNDS

AMCAP Fund
American Balanced Fund
American Funds Money Market Fund
American Funds Short-Term Tax Exempt Bond Fund
American High-Income Municipal Bond Fund
American High-Income Trust
American Mutual Fund
Bond Fund of America
Capital Income Builder
Capital World Growth and Income Fund
Capital World Bond Fund
EuroPacific Growth Fund
Fundamental Investors
Growth Fund of America
Income Fund of America
Investment Company of America
Intermediate Bond Fund of America
International Growth and Income Fund
Limited Term Tax-Exempt Bond Fund of America
New Economy Fund
New Perspective Fund
New World Fund
Short-Term Bond Fund of America
SMALLCAP World Fund
Tax-Exempt Bond Fund of America
Tax-Exempt Fund of California
Tax-Exempt Fund of Maryland
Tax-Exempt Fund of Virginia
U.S. Government Securities Fund
Washington Mutual Investors Fund

LIST OF PROGRAMS

______________________________
Program Name

______________________________
Program Name

______________________________
Program Name

______________________________
Program Name

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-9900, ext. 4

November 2010

Ladies and Gentlemen,

As you may know, shares of two new funds in the American Funds family, American Funds Mortgage Fund and American Funds Tax-Exempt Fund of New York, will be available for sale to the public beginning December 1, 2010. American Funds Mortgage Fund is designed to provide current income and capital preservation by investing primarily in mortgage-related securities that are sponsored or guaranteed by the U.S. government. American Funds Tax-Exempt Fund of New York is designed to provide current income exempt from regular federal, New York State and New York City income taxes by investing in securities that are exempt from such taxes. The fund’s secondary objective is preservation of capital.

The purpose of this notice is to amend your Class F Share Participation Agreement (the “Agreement”) with American Funds Distributors to add the new funds.

In consideration of the foregoing, the Agreement is amended as follows:

1.	The list of funds on Schedule A to the Agreement is replaced in its entirety by the new list of funds attached hereto.

*    *    *    *    *

The Agreement remains unchanged in all other respects. Any order for Fund shares received by us beginning December 1, 2010 shall be deemed an acceptance of this amendment to your Agreement.

Cordially,

Kevin G. Clifford
President

LIST OF FUNDS

December 1, 2010
(supersedes all previous versions)

AMCAP Fund	The Income Fund of America
American Balanced Fund	Intermediate Bond Fund of America
American Funds Money Market Fund	International Growth and Income Fund
American Funds Mortgage Fund	The Investment Company of America
American Funds Short-Term Tax-Exempt Bond Fund	Limited Term Tax-Exempt Bond Fund of America
American Funds Tax-Exempt Fund of New York	The New Economy Fund
American High-Income Municipal Bond Fund	New Perspective Fund
American High-Income Trust	New World Fund
American Mutual Fund	Short-Term Bond Fund of America
The Bond Fund of America	SMALLCAP World Fund
Capital Income Builder	The Tax-Exempt Bond Fund of America
Capital World Bond Fund	The Tax-Exempt Fund of California
Capital World Growth and Income Fund	The Tax-Exempt Fund of Maryland
EuroPacific Growth Fund	The Tax-Exempt Fund of Virginia
Fundamental Investors	U.S. Government Securities Fund
The Growth Fund of America	Washington Mutual Investors Fund

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-9900, ext. 4

January 2011

Ladies and Gentlemen,

As you may know, shares of our newest fund in the American Funds family, American Funds Global Balanced Fund, will be available for sale to the public beginning February 1, 2011.  American Funds Global Balanced Fund is designed to provide long-term growth of capital, conservation of principal and current income by investing in equity and debt securities around the world that offer the opportunity for growth and/or provide dividend income.  The Fund will invest a significant portion of its assets in securities of issuers domiciled outside the United States, including issuers domiciled in emerging market countries.

The purpose of this notice is to amend your Class F Share Participation Agreement (the “Agreement”) with American Funds Distributors, Inc. to reflect the addition of American Funds Global Balanced Fund.

In consideration of the foregoing, the Agreement is amended as follows, effective February 1, 2011:

1.	The list of funds on Schedule A to the Agreement is replaced in its entirety by the new list of funds attached hereto.

*    *    *    *    *

The Agreement remains unchanged in all other respects.  Any order for Fund shares received by us beginning February 1, 2011 shall be deemed an acceptance of this amendment to your Agreement.

Cordially,

Kevin G. Clifford
President

LIST OF FUNDS

February 1, 2011
(supersedes all previous versions)

AMCAP Fund	The Income Fund of America
American Balanced Fund	Intermediate Bond Fund of America
American Funds Global Balanced Fund	International Growth and Income Fund
American Funds Money Market Fund	The Investment Company of America
American Funds Mortgage Fund	Limited Term Tax-Exempt Bond Fund of America
American Funds Short-Term Tax-Exempt Bond Fund	The New Economy Fund
American Funds Tax-Exempt Fund of New York	New Perspective Fund
American High-Income Municipal Bond Fund	New World Fund
American High-Income Trust	Short-Term Bond Fund of America
American Mutual Fund	SMALLCAP World Fund
The Bond Fund of America	The Tax-Exempt Bond Fund of America
Capital Income Builder	The Tax-Exempt Fund of California
Capital World Bond Fund	The Tax-Exempt Fund of Maryland
Capital World Growth and Income Fund	The Tax-Exempt Fund of Virginia
EuroPacific Growth Fund	U.S. Government Securities Fund
Fundamental Investors	Washington Mutual Investors Fund
The Growth Fund of America

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-5475, ext. 8

Form of

Bank/Trust Company Participation Agreement

for Class F Shares

Ladies and Gentlemen:

We have entered into a principal underwriting agreement with each Fund in The American Funds Group (Funds) under which we are appointed exclusive agent for the sale of Class F-1 shares and Class F-2 shares of the Funds (together Shares or Class F shares).  You have represented that you maintain fee-based program(s) (Program) under which you and your clients (Clients) may purchase shares of participating open-end investment companies at net asset value and you charge those Clients an asset-based fee or other fees tied to the value of their holdings.  You have indicated that you wish to act as agent for your customers in connection with the purchase and redemption of Shares of the Funds as are qualified for sale in your state for purchase by Clients through the Program(s), subject to the terms set forth below and in the Fund Prospectuses.

1.	Authorization
a.
You may offer to non-retirement plan Clients that are participating in the Program Class F shares of the Funds only at the regular public price currently determined by the respective Funds in the manner described in their offering Prospectuses.  The offering Prospectuses and this Agreement set forth the terms applicable to sales of shares of the Funds through you and all other representations or documents are subordinate.  In placing orders for the purchase and sale of shares of the Funds, you will be acting as agent for your customers.  We shall execute transactions for each of your customers only upon your authorization.  If you will be making the Funds available to retirement plan Clients, you may not use the Class F shares, but rather only the Class R shares may be used.  The terms of your American Funds Bank/Trust Company Selling Group Agreement will control that arrangement.

b.
If your firm is providing trading and custodial services to other banks and the Client purchasing Shares is a client of another bank, you may not facilitate those transactions unless you (i) disclose the identity of the underlying bank representing that client, and (ii) have verified with us that the introducing bank has executed an agreement with us.  You shall also disclose the identity of any introducing intermediary (for example, broker, consultant, or registered investment adviser) involved in any transaction that you facilitate.  The required disclosures shall be made in such format as we mutually agree.

2.	Compensation for Sales of Fund Shares
a.
In consideration of your making Class F-1 shares of the Funds available through the Program, we will pay you compensation from the Funds’ 12b-1 Plans on a quarterly basis at the annual rate of 0.25% of the average daily net asset value of Class F-1 shares of Funds listed on Schedule A that are held in an account assigned to you.  The payment of this compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time.  No compensation shall be paid under this Agreement on Class F-2 shares of the Funds.

b.
If you offer American Funds Money Market Fund, you acknowledge and agree that we may discontinue making payments of 12b-1 fees in respect of American Funds Money Market Fund if the fund’s investment adviser determines, in its sole discretion, that the yield on the fund’s portfolio securities does not support such payments. We currently intend to make these payments under this Agreement.

c.	You represent that you have received a legal opinion that your receipt of 12b-1 distribution fees will not violate any applicable federal or state laws or regulations.

3.	Compensation for Administrative Services
You may be eligible to receive compensation for providing certain administrative services in respect of Shares of the Funds if you meet the requirements of and enter into a Class F Share Administrative Services Agreement with Capital Research and Management Company.

4.	Order Processing
Any order by you for the purchase of shares of the respective Funds through us shall be accepted at the time when it is received by us (or any clearinghouse agency that we may designate from time to time), and at the offering and sale price next determined, unless rejected by us or the respective Funds.  In addition to the right to reject any order, the Funds have reserved the right to withhold shares from sale temporarily or permanently. We will not accept any order from you that is placed on a conditional basis or subject to any delay or contingency prior to execution.  The procedure relating to the handling of orders shall be subject to the rules of the National Securities Clearing Corporation (NSCC) and any instructions that we shall forward from time to time to all members of the Selling Group.  The shares purchased will be issued by the respective Funds only against receipt of the purchase price, in collected New York or Los Angeles Clearing House funds subject to deduction of all compensation on such sale (reallowance of any compensation to which you are entitled on purchases at net asset value will be paid through our direct purchase compensation system).  If payment for the shares purchased is not received within the time limits set forth by the NSCC, the sale may be cancelled forthwith, by us or by the respective Funds, without any responsibility or liability on our part or on the part of the Funds, and we and/or the respective Funds may hold you responsible for any loss, expense, liability or damage, including loss of profit suffered by us and/or the respective Funds resulting from your delay or failure to make payment as aforesaid.

5.	Timeliness of Submitting Orders
You are obliged to date and indicate the time of receipt of all orders you receive from your customers and to transmit promptly all orders to us in time to provide for processing at the price next determined after receipt by you, in accordance with the Prospectuses.  You are not to withhold placing with us orders received from any customers for the purchase of shares.  You shall not purchase shares through us except for the purpose of covering purchase orders already received by you, or for your bona fide investment.

6.	Repurchase of Shares
If any share is repurchased by any of the Funds or is tendered thereto for redemption within seven business days after confirmation by us of the original purchase order from you for such security, you shall forthwith refund to us the full compensation paid to you on the original sale.

7.	Processing Redemption Requests
You shall not purchase any share of any of the Funds from a record holder at a price lower than the net asset value next determined by or for the Funds’ shares.  You shall, however, be permitted to sell any shares for the account of a shareholder of the Funds at the net asset value currently quoted by or for the Funds’ shares, and may charge a fair service fee for handling the transaction provided you disclose the fee to the record owner.

8.	Prospectuses and Marketing Materials
We shall furnish you without charge reasonable quantities of offering Prospectuses (including any supplements currently in effect) current shareholder reports of the Funds, and sales materials issued by us from time to time.  In the purchase of shares through us, you are entitled to rely only on the information contained in the offering Prospectus(es).  You may not publish any advertisement or distribute sales literature or other written material to the public that makes reference to us or any of the Funds (except material that we furnished to you) without our prior written approval.

9.	Effect of Prospectus
This Agreement is in all respects subject to statements regarding the sale and repurchase or redemption of shares made in offering Prospectuses of the Funds, which shall control and override any provision to the contrary in this Agreement.  Notwithstanding any contrary provision in this Agreement, you shall comply with the terms of the Prospectuses of the Funds.

10.	Relationship of Parties
You shall make available shares of the Funds only through us.  In no transaction (whether of purchase or sale) shall you have any authority to act as agent for, partner of, or participant in a joint venture with us or with the Funds or any other entity having either a Bank Selling Group Agreement or other Agreement with us.

11.	State Securities Qualification
We act solely as agent for the Funds and are not responsible for qualifying the Funds or their shares for sale in any jurisdiction.  Upon written request we will provide you with a list of the jurisdictions in which the Funds or their shares are qualified for sale. We also are not responsible for the issuance, form, validity, enforceability or value of Fund shares.

12.	Representations
a.
You represent that (1) you are (a) a properly registered or licensed broker or dealer under applicable federal and state securities laws and regulations, a member of the Financial Industry Regulatory Authority (FINRA), and your membership with FINRA is not currently suspended or terminated or (b) a "bank" as defined in Section 3(a)(6) of the Securities Exchange Act of 1934 (or other financial institution) and not otherwise required to register as a broker or dealer under such Act or any state laws; and (2) to the extent you offer any Class 529 shares, you are permitted by applicable law to offer such shares.  You agree to notify us immediately in writing if this representation ceases to be true.  You also agree that, if you are a bank or other financial institution as set forth above, you will comply with the applicable rules of the NASD, that you will maintain adequate records with respect to your customers and their transactions, and that such transactions will be without recourse against you by your customers.  We recognize that, in addition to applicable provisions of state and federal securities laws, you may be subject to the provisions of other laws governing, among other things, the conduct of activities by federal and state-chartered and supervised financial institutions and their affiliated organizations.  Because you will be the only entity having a direct relationship with the customer in connection with securities purchases hereunder, you will be responsible in that relationship for insuring compliance with all applicable federal and state laws and regulations relating to securities purchases hereunder.

b.
Each party to this Agreement represents that it will comply with all applicable laws, including applicable state privacy laws. Each party agrees to notify the other party immediately in writing if the foregoing representation ceases to be true to a material extent.

13.	Confidentiality
Each party to this Agreement agrees to maintain all information received from the other party pursuant to this Agreement in confidence, and each party agrees not to use any such information for any purpose, or disclose any such information to any person, except as permitted by applicable laws, rules and regulations. This provision shall survive the termination of this Agreement.

14.	Termination
Either of us may cancel this Agreement at any time by written notice to the other.

15.	Notices
All communications to us should be sent to the following address:

American Funds Distributors, Inc.
Attn: HOST Control – Contract Administration Team
3500 Wiseman Boulevard
San Antonio, TX 78251-4321
Telephone No.: 800/421-5475, option 8
Facsimile No.: 210/474-4088

Any notice to you shall be duly given if mailed or sent by overnight courier to you at the address specified by you below.

16.	Miscellaneous
a.
If you offer American Funds Money Market Fund, you acknowledge and agree that we may discontinue making payments of 12b-1 fees in respect of American Funds Money Market Fund if the fund’s investment adviser determines, in its sole discretion, that the yield on the fund’s portfolio securities does not support such payments.  We currently intend to make these payments under this Agreement.

b.
We reserve the right not to pay any compensation more than six (6) months in arrears in respect of accounts and/or assets that were not timely identified as eligible for compensation pursuant to this Agreement.

*           *           *           *           *

Execute this Agreement in duplicate and return one of the duplicate originals to us for our file.  This Agreement (i) may be amended by notification from us and orders received following such notification shall be deemed to be an acceptance of any such amendment and (ii) shall be construed in accordance with the laws of the State of California.

Very truly yours,
American Funds Distributors, Inc.

 By      ______________________________

 Accepted

______________________________
Firm

 By   ______________________________
 Officer or Partner

 Address:

______________________________
______________________________

 Date:

______________________________

SCHEDULE A
July 10, 2009

LIST OF FUNDS

AMCAP Fund
American Balanced Fund
American Funds Money Market Fund
American Funds Short-Term Tax Exempt Bond Fund
American High-Income Municipal Bond Fund
American High-Income Trust
American Mutual Fund
Bond Fund of America
Capital Income Builder
Capital World Growth and Income Fund
Capital World Bond Fund
EuroPacific Growth Fund
Fundamental Investors
Growth Fund of America
Income Fund of America
Investment Company of America
Intermediate Bond Fund of America
International Growth and Income Fund
Limited Term Tax-Exempt Bond Fund of America
New Economy Fund
New Perspective Fund
New World Fund
Short-Term Bond Fund of America
SMALLCAP World Fund
Tax-Exempt Bond Fund of America
Tax-Exempt Fund of California
Tax-Exempt Fund of Maryland
Tax-Exempt Fund of Virginia
U.S. Government Securities Fund
Washington Mutual Investors Fund

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-9900, ext. 4

November 2010

Ladies and Gentlemen,

As you may know, shares of two new funds in the American Funds family, American Funds Mortgage Fund and American Funds Tax-Exempt Fund of New York, will be available for sale to the public beginning December 1, 2010. American Funds Mortgage Fund is designed to provide current income and capital preservation by investing primarily in mortgage-related securities that are sponsored or guaranteed by the U.S. government. American Funds Tax-Exempt Fund of New York is designed to provide current income exempt from regular federal, New York State and New York City income taxes by investing in securities that are exempt from such taxes. The fund’s secondary objective is preservation of capital.

The purpose of this notice is to amend your Bank/Trust Company Participation Agreement for Class F Shares (the “Agreement”) with American Funds Distributors to add the new funds.

In consideration of the foregoing, the Agreement is amended as follows:

1.	The list of funds on Schedule A to the Agreement is replaced in its entirety by the new list of funds attached hereto.

*    *    *    *    *

The Agreement remains unchanged in all other respects. Any order for Fund shares received by us beginning December 1, 2010 shall be deemed an acceptance of this amendment to your Agreement.

Cordially,

Kevin G. Clifford
President

LIST OF FUNDS

December 1, 2010
(supersedes all previous versions)

AMCAP Fund	The Income Fund of America
American Balanced Fund	Intermediate Bond Fund of America
American Funds Money Market Fund	International Growth and Income Fund
American Funds Mortgage Fund	The Investment Company of America
American Funds Short-Term Tax-Exempt Bond Fund	Limited Term Tax-Exempt Bond Fund of America
American Funds Tax-Exempt Fund of New York	The New Economy Fund
American High-Income Municipal Bond Fund	New Perspective Fund
American High-Income Trust	New World Fund
American Mutual Fund	Short-Term Bond Fund of America
The Bond Fund of America	SMALLCAP World Fund
Capital Income Builder	The Tax-Exempt Bond Fund of America
Capital World Bond Fund	The Tax-Exempt Fund of California
Capital World Growth and Income Fund	The Tax-Exempt Fund of Maryland
EuroPacific Growth Fund	The Tax-Exempt Fund of Virginia
Fundamental Investors	U.S. Government Securities Fund
The Growth Fund of America	Washington Mutual Investors Fund

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-9900, ext. 4

January 2011

Ladies and Gentlemen,

As you may know, shares of our newest fund in the American Funds family, American Funds Global Balanced Fund, will be available for sale to the public beginning February 1, 2011.  American Funds Global Balanced Fund is designed to provide long-term growth of capital, conservation of principal and current income by investing in equity and debt securities around the world that offer the opportunity for growth and/or provide dividend income.  The Fund will invest a significant portion of its assets in securities of issuers domiciled outside the United States, including issuers domiciled in emerging market countries.

The purpose of this notice is to amend your Bank/Trust Company Participation Agreement for Class F Shares (the “Agreement”) with American Funds Distributors, Inc. to reflect the addition of American Funds Global Balanced Fund.

In consideration of the foregoing, the Agreement is amended as follows, effective February 1, 2011:

1.	The list of funds on Schedule A to the Agreement is replaced in its entirety by the new list of funds attached hereto.

*    *    *    *    *

The Agreement remains unchanged in all other respects.  Any order for Fund shares received by us beginning February 1, 2011 shall be deemed an acceptance of this amendment to your Agreement.

Cordially,

Kevin G. Clifford
President

LIST OF FUNDS
February 1, 2011
(supersedes all previous versions)

AMCAP Fund	The Income Fund of America
American Balanced Fund	Intermediate Bond Fund of America
American Funds Global Balanced Fund	International Growth and Income Fund
American Funds Money Market Fund	The Investment Company of America
American Funds Mortgage Fund	Limited Term Tax-Exempt Bond Fund of America
American Funds Short-Term Tax-Exempt Bond Fund	The New Economy Fund
American Funds Tax-Exempt Fund of New York	New Perspective Fund
American High-Income Municipal Bond Fund	New World Fund
American High-Income Trust	Short-Term Bond Fund of America
American Mutual Fund	SMALLCAP World Fund
The Bond Fund of America	The Tax-Exempt Bond Fund of America
Capital Income Builder	The Tax-Exempt Fund of California
Capital World Bond Fund	The Tax-Exempt Fund of Maryland
Capital World Growth and Income Fund	The Tax-Exempt Fund of Virginia
EuroPacific Growth Fund	U.S. Government Securities Fund
Fundamental Investors	Washington Mutual Investors Fund
The Growth Fund of America